Exhibit 99.1

      Anadarko Reports 2006 Fourth-Quarter and Full-Year Results

    HOUSTON--(BUSINESS WIRE)--Feb. 6, 2007--Anadarko Petroleum
Corporation (NYSE:APC) today announced fourth-quarter and full-year 2006 financial and operational results.

    "In 2006, we announced and closed two significant acquisitions and embarked on an asset optimization process that is setting the stage for future performance," Anadarko Chairman, President and CEO Jim Hackett said. "Our focused asset base is already delivering better oil and natural gas volumes and exploration success. This portfolio is expected to drive very competitive, consistent growth."

    FOURTH-QUARTER 2006 RESULTS

    Fourth-quarter net income available to common shareholders was $1.92 billion, or $4.13 per share (diluted), on revenues of $3.18 billion, and income from continuing operations was $186 million, or $.40 per share (diluted). These results included international impairments amounting to $329 million after tax, or $.71 per share (diluted), severance costs amounting to $52 million after tax, or $.11 per share (diluted), and unrealized losses on derivatives of $26 million after tax, or $.06 per share (diluted), partially offset by realized gains on derivatives of $167 million after tax, or $.36 per share (diluted). In addition, net income included a gain of $1.77 billion after tax, or $3.80 per share (diluted), on the sale of Anadarko's Canadian subsidiary.

    By comparison, net income for the fourth quarter of 2005 was $874 million, or $1.87 per share (diluted), on revenues of $1.92 billion. Fourth-quarter 2005 net income included costs associated with certain legal proceedings and international impairments amounting to $84 million after tax, or $.18 per share (diluted), partially offset by unrealized gains on commodity-related derivatives and gains from the company's firm transportation keep-whole agreement that totaled $50 million after tax, or $.11 per share (diluted).

    Cash flow from operating activities of continuing operations was $1.61 billion in the fourth-quarter 2006, and discretionary cash flow totaled $1.73 billion (1).

    Sales volumes of natural gas, crude oil and natural gas liquids from continuing operations in the fourth-quarter 2006 totaled 61 million barrels of oil equivalent (BOE), or 665,000 BOE per day. Natural gas sales volumes from continuing operations averaged 2.23 billion cubic feet per day. Oil sales volumes from continuing operations averaged 243,000 barrels per day. Natural gas liquids sales volumes from continuing operations averaged 51,000 barrels per day.

    Overall sales volumes were up from the third-quarter 2006, due to a full quarter of production related to acquisitions and record production rates from the company's Greater Natural Buttes and Powder River Basin properties in the Rocky Mountain region and Haley in West Texas.

    FULL-YEAR 2006 RESULTS

    Anadarko reported full-year 2006 net income available to common shareholders of $4.85 billion, or $10.46 per share (diluted), on revenues of $10.19 billion, and income from continuing operations of $2.80 billion, or $6.02 per share (diluted). Net income in 2005 was $2.47 billion, or $5.19 per share (diluted), on revenues of $6.19 billion.

    Cash flow from operating activities of continuing operations totaled $5.03 billion in 2006. Discretionary cash flow totaled $4.91 billion (1).

    Sales volumes of natural gas, crude oil and natural gas liquids from continuing operations for 2006 totaled 178 million BOE, up from 2005 volumes of 138 million BOE.

    "Following the acquisitions of Kerr-McGee and Western Gas Resources in the third quarter of 2006, we began efforts to build a more balanced portfolio with a lower-risk reserve and production profile," Hackett said. "In terms of asset divestitures, we have continued to meet our expectations. The market remains robust, and we have announced the execution of agreements to divest of properties approaching nearly $9 billion of after-tax proceeds. That puts us well on our way to reducing the debt associated with the acquisitions."

    Additional 2006 operational highlights include: advancement of the Independence Hub project, which remains on budget and on schedule to deliver first production in the second half of 2007; nine deepwater Gulf of Mexico discoveries out of 14 attempts; and production start-up at new fields in Alaska and China.

    PROVED RESERVES

    Anadarko added 1.04 billion BOE of proved reserves, excluding sales of reserves in place, primarily from acquisitions completed during 2006. Net of property sales, the company ended 2006 with a total of 3.0 billion BOE, up 23 percent from year-end 2005. Organic reserve additions of 248 million BOE - those derived from the drilling program - came primarily from core U.S. onshore properties such as the Greater Natural Buttes and Wattenberg fields and coalbed methane and enhanced oil recovery projects in the Rockies, as well as the Haley, Bossier and Carthage fields in Texas. Anadarko's year-end 2006 proved reserves were balanced between natural gas (58 percent, or 10.5 trillion cubic feet) and liquids (42 percent, or 1.3 billion barrels), which include crude oil, condensate and natural gas liquids. Downward reserve revisions included 99 million BOE resulting from lower prices at year end and 136 million BOE due to performance issues, most notably at the K2 complex in the deepwater Gulf of Mexico.

    "Our 2006 organic reserve replacement rate was impacted by downward reserve revisions and is not indicative of the success of our exploration program. For example, the sale of the Genghis Khan, Knotty Head and Big Foot deepwater discoveries generated substantial value, selling for $2.3 billion from an initial investment of approximately $300 million, prior to fully booking these discoveries. Going forward, we have a pipeline of reserves ready to bring on from a portfolio of longer-lived, less-capital-intensive resource plays in the Rockies, in addition to existing discoveries in the Gulf of Mexico and Brazil," Hackett said.

    CONFERENCE CALL TODAY AT 9 A.M. CST, 10 A.M. EST

    Anadarko will host a conference call on Tuesday, Feb. 6, at 9 a.m. Central Standard Time (10 a.m. Eastern Standard Time) to discuss 2006 results and the company's outlook for 2007. The dial-in number is 913.981.5523, and the confirmation number is 4471952. For complete instructions on how to actively participate in the conference call, or to listen to the live audio web cast or a replay, please refer to www.anadarko.com.

    ANADARKO OPERATIONS REPORT

    For more details on Anadarko's operations, please refer to the comprehensive report on 2006 drilling activity. The report will be available at www.anadarko.com on the Investor Relations page.

    FINANCIAL DATA

    Ten pages of summary financial and reserves data follow, including current hedge positions and guidance for 2007.

    Anadarko Petroleum Corporation's mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world's health and welfare. As of year-end 2006, the company had 3.0 billion barrels-equivalent of proved reserves, making it one of the world's largest independent exploration and production companies. In August 2006, Anadarko acquired Kerr-McGee Corporation and Western Gas Resources, Inc. in separate transactions. For more information about how Anadarko is bringing excellence to the surface, please visit: www.anadarko.com.

    (1) See the accompanying table for a reconciliation of GAAP to non-GAAP financial measures and a statement indicating why management believes the non-GAAP measures are useful information for investors.

    This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. Anadarko cannot guarantee that it will successfully integrate the recently acquired businesses or complete its pending or proposed asset sales, nor can it guarantee the outcome from the proceedings related to the Algerian exceptional profits tax. See "Risk Factors" in the company's 2005 Annual Report on Form 10-K and other public filings, press releases and discussions with company management. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.




                    Anadarko Petroleum Corporation

             Reconciliation of GAAP to Non-GAAP Measures

Below is a reconciliation of cash provided by operating activities
 (GAAP) to discretionary cash flow (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses discretionary cash flow to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.

                                        Quarter Ended    Year Ended
                                         December 31     December 31
                                       --------------- ---------------
millions                                2006    2005    2006    2005
----------------------------------------------------------------------
Cash Flow
----------------------------------------------------------------------
Net cash provided by operating
 activities - continuing operations    $1,610  $1,040  $5,030  $3,502
Add back:
   Change in accounts receivable           70     243    (318)    516
   Change in accounts payable and
    accrued expenses                     (208)   (118)     35    (351)
   Change in other items - net            256       6     159      49
----------------------------------------------------------------------
Discretionary Cash Flow from
 Continuing Operations                 $1,728  $1,171  $4,906  $3,716
----------------------------------------------------------------------





                    Anadarko Petroleum Corporation

                                        Quarter Ended    Year Ended
Summary Financial Information            December 31     December 31
                                       --------------- ---------------
$ and shares in millions                2006    2005    2006    2005
----------------------------------------------------------------------
Revenues
----------------------------------------------------------------------
Gas sales                              $1,269  $1,007  $4,186  $2,968
Oil and condensate sales                1,297     748   4,601   2,703
Natural gas liquids sales                 165     116     594     437
Gathering, processing and marketing
 sales                                    415      65     718      76
Other                                      33     (19)     88       3
----------------------------------------------------------------------
Total                                   3,179   1,917  10,187   6,187
----------------------------------------------------------------------
Costs and Expenses
----------------------------------------------------------------------
Oil and gas operating                     315     110     799     400
Oil and gas transportation and other       89      73     341     256
Gathering, processing and marketing       325      15     553      56
General and administrative                281     118     668     393
Depreciation, depletion and
 amortization                             775     291   1,976   1,111
Other taxes                               240      90     575     358
Impairments                               357      65     388      78
----------------------------------------------------------------------
Total                                   2,382     762   5,300   2,652
----------------------------------------------------------------------
Operating Income                          797   1,155   4,887   3,535
----------------------------------------------------------------------
Interest Expense and Other (Income)
 Expense
----------------------------------------------------------------------
Interest expense                          342      50     655     206
Other (income) expense                     15     (45)     (6)    (76)
----------------------------------------------------------------------
Total                                     357       5     649     130
----------------------------------------------------------------------
Income from Continuing Operations,
 Before Income Taxes                      440   1,150   4,238   3,405
----------------------------------------------------------------------
Income Tax Expense                        254     476   1,442   1,332
----------------------------------------------------------------------
Income from Continuing Operations        $186    $674  $2,796  $2,073
----------------------------------------------------------------------
Income from Discontinued Operations,
 net of taxes                           1,731     201   2,058     398
----------------------------------------------------------------------
Net Income                             $1,917    $875  $4,854  $2,471
----------------------------------------------------------------------
Preferred Stock Dividends                   1       1       3       5
----------------------------------------------------------------------
Net Income Available to Common
 Stockholders                          $1,916    $874  $4,851  $2,466
----------------------------------------------------------------------
Per Common Share
----------------------------------------------------------------------
Income from continuing operations -
 basic                                  $0.40   $1.45   $6.06   $4.40
Income from continuing operations -
 diluted                                $0.40   $1.43   $6.02   $4.36
Income from discontinued operations,
 net of taxes - basic                   $3.75   $0.43   $4.47   $0.85
Income from discontinued operations,
 net of taxes - diluted                 $3.73   $0.43   $4.44   $0.84
Net income Available to Common
 Stockholders - basic                   $4.14   $1.88  $10.54   $5.24
Net income Available to Common
 Stockholders - diluted                 $4.13   $1.87  $10.46   $5.19
----------------------------------------------------------------------
Average Number of Common Shares
 Outstanding - Basic                      462     464     460     470
----------------------------------------------------------------------
Average Number of Common Shares
 Outstanding - Diluted                    464     469     464     475
----------------------------------------------------------------------





                    Anadarko Petroleum Corporation

                        Quarter Ended               Year Ended
Summary Financial        December 31               December 31
 Information
                  ------------------------- --------------------------
$ in millions        2006         2005          2006         2005
----------------------------------------------------------------------
Cash Flow from
 Operating
 Activities
----------------------------------------------------------------------
Net income             $1,917         $875        $4,854       $2,471
Less income from
 discontinued
 operations, net
 of taxes              (1,731)        (201)       (2,058)        (398)
Depreciation,
 depletion and
 amortization             775          291         1,976        1,111
Deferred income
 taxes                    305          271           523          480
Impairments               357           65           388           78
Unrealized
 (gains) losses
 on derivatives            46         (105)         (837)           7
Other noncash
 items                     59          (25)           60          (33)
----------------------------------------------------------------------
Discretionary
 Cash Flow from
 Continuing
 Operations             1,728        1,171         4,906        3,716
(Increase)
 decrease in
 accounts
 receivable               (70)        (243)          318         (516)
Increase
 (decrease) in
 accounts payable
 and accrued
 expenses                 208          118           (35)         351
Other items - net        (256)          (6)         (159)         (49)
----------------------------------------------------------------------
Cash provided by
 operating
 activities -
 continuing
 operations             1,610        1,040         5,030        3,502
Cash provided by
 operating
 activities -
 discontinued
 operations              (573)         231          (126)         644
----------------------------------------------------------------------
Net Cash Provided
 by Operating
 Activities            $1,037       $1,271        $4,904       $4,146
----------------------------------------------------------------------


----------------------------------------------------------------------
Capital
 Expenditures
----------------------------------------------------------------------
Capital spending       $1,660         $848        $4,356       $2,740
Capitalized
 interest                  28           15            75           60
Capitalized
 overhead                  47           43           171          143
----------------------------------------------------------------------
Capital
 expenditures -
 continuing
 operations             1,735          906         4,602        2,943
Capital
 expenditures -
 discontinued
 operations                68          124           588          494
----------------------------------------------------------------------
Total                  $1,803       $1,030        $5,190       $3,437
----------------------------------------------------------------------

                               December 31, September 30, December 31,
                                  2006          2006         2005
----------------------------------------------------------------------
Condensed Balance
 Sheet
----------------------------------------------------------------------
Cash and cash
 equivalents                          $491        $1,803         $561
Other current
 assets                              3,844         3,140        1,878
Current assets
 held for sale                          80           407          477
Net properties
 and equipment                      48,976        42,305       15,195
Other assets                           865         1,093          561
Goodwill and
 other intangible
 assets                              4,468         8,053        1,089
Long-term assets
 held for sale                          10         3,375        2,827
----------------------------------------------------------------------
Total Assets                       $58,734       $60,176      $22,588
----------------------------------------------------------------------
Current debt                       $11,471       $16,663          $80
Other current
 liabilities                         5,034         4,177        1,984
Current
 liabilities
 associated with
 assets held for
 sale                                   54           339          339
Long-term debt                      11,520        11,163        3,547
Other long-term
 liabilities                        15,742        13,264        4,812
Other long-term
 liabilities
 associated with
 assets held for
 sale                                    -           798          775
Stockholders'
 equity                             14,913        13,772       11,051
----------------------------------------------------------------------
Total Liabilities
 and
 Stockholders'
 Equity                            $58,734       $60,176      $22,588
----------------------------------------------------------------------
Capitalization
----------------------------------------------------------------------
Total debt                         $22,991       $27,826       $3,627
Stockholders'
 equity                             14,913        13,772       11,051
----------------------------------------------------------------------
Total                              $37,904       $41,598      $14,678
----------------------------------------------------------------------
Capitalization
 Ratios
----------------------------------------------------------------------
Total debt                              61%           67%          25%
Stockholders'
 equity                                 39%           33%          75%
----------------------------------------------------------------------





                    Anadarko Petroleum Corporation

                                        Quarter Ended    Year Ended
Volumes and Prices                       December 31     December 31
                                       --------------- ---------------
                                        2006    2005    2006    2005
----------------------------------------------------------------------
Natural Gas
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, billion cubic feet               205     102     558     414
Average daily volumes, million cubic
 feet per day                           2,226   1,114   1,529   1,136
Price per thousand cubic feet
 excluding derivatives                  $5.55  $10.23   $6.14   $7.44
----------------------------------------------------------------------

  Gains (losses) on derivatives         $0.65  $(0.40)  $1.36  $(0.28)
----------------------------------------------------------------------
Total price per thousand cubic feet     $6.20   $9.83   $7.50   $7.16

----------------------------------------------------------------------
Crude Oil and Condensate
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, million barrels                   13       6      39      24
Average daily volumes, thousand
 barrels per day                          152      70     108      68
Price per barrel excluding derivatives $53.50  $55.43  $59.41  $51.67
----------------------------------------------------------------------

  Gains (losses) on derivatives         $6.27  $(4.19)  $9.18  $(7.32)
----------------------------------------------------------------------
Price per barrel                       $59.77  $51.24  $68.59  $44.35
----------------------------------------------------------------------
Algeria
----------------------------------------------------------------------
Volumes, million barrels                    6       6      23      24
Average daily volumes, thousand
 barrels per day                           62      61      64      65
Price per barrel                       $59.88  $56.92  $65.59  $54.38
----------------------------------------------------------------------
Other International
----------------------------------------------------------------------
Volumes, million barrels                    3       2       8       8
Average daily volumes, thousand
 barrels per day                           29      26      21      22
Price per barrel                       $43.59  $43.48  $48.58  $39.37
----------------------------------------------------------------------
Total
----------------------------------------------------------------------
Volumes, million barrels                   22      14      70      56
Average daily volumes, thousand
 barrels per day                          243     157     193     155
Price per barrel excluding derivatives $53.94  $54.05  $60.29  $51.03
----------------------------------------------------------------------

  Gains (losses) on derivatives         $3.94  $(1.85)  $5.15  $(3.19)
----------------------------------------------------------------------
Total price per barrel                 $57.88  $52.20  $65.44  $47.84

----------------------------------------------------------------------
Natural Gas Liquids
----------------------------------------------------------------------
United States
----------------------------------------------------------------------
Volumes, million barrels                    5       3      15      13
Average daily volumes, thousand
 barrels per day                           51      32      42      36
Price per barrel excluding derivatives $35.76  $39.12  $39.71  $34.56
----------------------------------------------------------------------
  Gains (losses) on derivatives            $-      $-  $(0.13)     $-
----------------------------------------------------------------------
Total price per barrel                 $35.76  $39.12  $39.58  $34.56
----------------------------------------------------------------------
Total Barrels of Oil Equivalent (BOE)
 - continuing operations
----------------------------------------------------------------------
Volumes, million BOE                       61      34     178     138
Average daily volumes, thousand BOE
 per day                                  665     374     489     379
----------------------------------------------------------------------

Total Barrels of Oil Equivalent (BOE)
 - discontinued operations
----------------------------------------------------------------------
Volumes, million BOE                        2       5      17      20
Average daily volumes, thousand BOE
 per day                                   19      55      45      55
----------------------------------------------------------------------

Total Barrels of Oil Equivalent (BOE)
----------------------------------------------------------------------
Volumes, million BOE                       63      39     195     158
Average daily volumes, thousand BOE
 per day                                  684     429     534     434





                    Anadarko Petroleum Corporation
                         Oil and Gas Reserves

                                         Total
                                 Other Continuing Discontinued
                  U.S.   Algeria Int'l Operations  Operations   Total
----------------------------------------------------------------------
Total (MMBOE)
----------------------------------------------------------------------
Proved Reserves
----------------------------------------------------------------------
December 31,
 2005             1,805     324    58      2,187          262   2,449
Revisions of
 prior estimates
   Performance     (115)    (20)   (1)      (136)           -    (136)
   Price-related    (98)     (1)    2        (97)          (2)    (99)
Extensions,
 discoveries and
 other additions    210       6     -        216            5     221
Improved
 recovery            27       -     -         27            -      27
Purchases in
 place              990       -    40      1,030            -   1,030
Sales in place        -       -   (39)       (39)        (248)   (287)
Production         (147)    (22)   (8)      (177)         (17)   (194)

----------------------------------------------------------------------
December 31,
 2006             2,672     287    52      3,011            -   3,011
----------------------------------------------------------------------
Proved Developed
 Reserves
----------------------------------------------------------------------
December 31,
 2005             1,099     195    31      1,325          199   1,524
December 31,
 2006             1,775     176    38      1,989            -   1,989
----------------------------------------------------------------------
Natural Gas
 (Bcf)
----------------------------------------------------------------------
Proved Reserves
----------------------------------------------------------------------
December 31,
 2005             6,578       -     -      6,578        1,332   7,910
Revisions of
 prior estimates
   Performance     (474)      -     -       (474)           -    (474)
   Price-related   (477)      -     -       (477)         (14)   (491)
Extensions,
 discoveries and
 other additions  1,151       -     -      1,151           31   1,182
Improved
 recovery            11       -     -         11            -      11
Purchases in
 place            4,256       -     -      4,256            -   4,256
Sales in place       (1)      -     -         (1)      (1,263) (1,264)
Production         (558)      -     -       (558)         (86)   (644)
----------------------------------------------------------------------

December 31,
 2006            10,486       -     -     10,486            -  10,486
----------------------------------------------------------------------
Proved Developed
 Reserves
----------------------------------------------------------------------
December 31,
 2005             4,553       -     -      4,553        1,024   5,577
December 31,
 2006             7,618       -     -      7,618            -   7,618
----------------------------------------------------------------------
Oil, Condensate
 and NGLs
 (MMBbls)
----------------------------------------------------------------------
Proved Reserves
----------------------------------------------------------------------
December 31,
 2005               708     324    58      1,090           40   1,130
Revisions of
 prior estimates
   Performance      (36)    (20)   (1)       (57)           -     (57)
   Price-related    (17)     (1)    2        (16)           -     (16)
Extensions,
 discoveries and
 other additions     18       6     -         24            -      24
Improved
 recovery            25       -     -         25            -      25
Purchases in
 place              281       -    40        321            -     321
Sales in place        -       -   (39)       (39)         (38)    (77)
Production          (54)    (22)   (8)       (84)          (2)    (86)
----------------------------------------------------------------------

December 31,
 2006               925     287    52      1,264            -   1,264
----------------------------------------------------------------------
Proved Developed
 Reserves
----------------------------------------------------------------------
December 31,
 2005               340     195    31        566           28     594
December 31,
 2006               505     176    38        719            -     719
----------------------------------------------------------------------





                    Anadarko Petroleum Corporation
               Costs Incurred and Capital Expenditures


millions                                                    2006
----------------------------------------------------------------------
Cost Incurred
----------------------------------------------------------------------
United States
Property acquisition
    Exploration                                               $11,929
    Development                                                13,893
Exploration                                                       764
Development                                                     3,196
----------------------------------------------------------------------
   Total                                                       29,782
----------------------------------------------------------------------
Algeria
Property acquisition
    Development                                                     3
Exploration                                                        23
Development                                                        58
----------------------------------------------------------------------
   Total                                                           84
----------------------------------------------------------------------
Other International
Property acquisition
    Exploration                                                 1,405
    Development                                                   600
Exploration                                                       111
Development                                                        56
----------------------------------------------------------------------
   Total                                                        2,172
----------------------------------------------------------------------
Total Continuing Operations
Property acquisition
    Exploration                                                13,334
    Development                                                14,496
Exploration                                                       898
Development                                                     3,310
----------------------------------------------------------------------
   Total                                                       32,038
----------------------------------------------------------------------
Discontinued Operations
Property acquisition
    Exploration                                                    54
    Development                                                     1
Exploration                                                       106
Development                                                       414
----------------------------------------------------------------------
   Total                                                          575
----------------------------------------------------------------------
Total Cost Incurred
Property acquisition
    Exploration                                                13,388
    Development                                                14,497
Exploration                                                     1,004
Development                                                     3,724
----------------------------------------------------------------------
      Total                                                    32,613
----------------------------------------------------------------------
Reconciliation to Capital Expenditures
----------------------------------------------------------------------
Less: Corporate acquisitions and property exchanges -
 Exploration                                                  (13,001)
      - Development                                           (14,490)
Less: Asset retirement costs                                     (396)
Plus: Asset retirement expenditures                                31
----------------------------------------------------------------------
   Total Oil & Gas Capital Expenditures                        $4,757
   Other Capital Expenditures                                     433
----------------------------------------------------------------------
       Total Capital Expenditures                              $5,190
----------------------------------------------------------------------





                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                        Continuing Operations
                          As of Feb 6, 2007

                                       1st Quarter       Total Year
                                      2007 Forecast    2007 Forecast
                                     ---------------- ----------------

                                          Units            Units
                                     ---------------- ----------------

Total Sales (MMBOE) (a)                  56 -     58     193 -    209

Crude Oil (MBbl/d):                     229 -    239     187 -    209

  United States                         145 -    149     110 -    128
  Algeria                                60 -     64      60 -     62
  Other International                    24 -     26      17 -     19

Natural Gas (MMcf/d):                 2,125 -   2200   1,875 -   1980

  United States                       2,125 -   2200   1,875 -   1980

Natural Gas Liquids (MBbl/d):            38 -     41      30 -     33

  United States                          38 -     41      30 -     33

(a) Sales include volumes associated with divestitures of 9-12 MMBOE for the quarter and 16-22 MMBOE for the year.
----------------------------------------------------------------------

                                         $/ Unit          $/ Unit
                                     ---------------- ----------------
Price Differentials vs NYMEX (w/o
 hedges)

Crude Oil ($/Bbl):                    (5.50)-  (7.50)  (5.50)-  (7.50)

  United States                       (7.00)-  (9.00)  (8.00)- (10.00)
  Algeria                             (1.25)-  (1.75)  (1.25)-  (1.75)
  Other International                (12.00)- (15.00) (12.00)- (15.00)

Natural Gas ($/Mcf):                  (1.00)-  (1.60)  (0.80)-  (1.40)

  United States                       (1.00)-  (1.60)  (0.80)-  (1.40)





                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                        Continuing Operations
                          As of Feb 6, 2007

                                      1st Quarter        Total Year
                                     2007 Forecast     2007 Forecast
                                   ------------------ ----------------

                                          $MM               $MM
                                   ------------------ ----------------
Other Revenues:

  Gathering, Processing &
   Marketing Margins                   55  -      65    175  -    195
  Minerals and Other                   35  -      40    130  -    160

----------------------------------------------------------------------

Costs and Expenses:
                                        $ / Boe           $ / Boe
                                   ------------------ ----------------

  Oil & Gas Lease Operating          5.50  -    5.75   5.00  -   5.25
  Oil & Gas Transportation           1.25  -    1.75   1.25  -   1.75
  Depreciation, Depletion and
   Amortization                     13.00  -   13.50  13.00  -  13.50
  Production Taxes (% of Revenue)     8.5% -     9.0%   8.5% -    9.0%

                                          $MM               $MM
                                   ------------------ ----------------

  General and Administrative          200  -     210    650  -    700
    (excludes restructuring
     charges)
  Impairments Related to Oil and
   Gas Properties                       -  -      25      -  -    100
  Interest Expense                    350  -     370    950  -    975

  Deferred Taxes (% of Total
   Taxes)                              20% -      40%    20% -     40%

----------------------------------------------------------------------

Avg. Shares Outstanding (MM)

  Basic                               465  -     466    468  -    470
  Diluted                             465  -     466    469  -    471

                                          $MM               $MM
                                   ------------------ ----------------

Capital Investment                  1,050  -   1,150  4,200  -  4,400

  Capital Projects                    975  -   1,060  3,900  -  4,030
  Capitalized Direct Expenses          50  -      60    200  -    250
  Capitalized Interest                 25  -      30    100  -    120





                    Anadarko Petroleum Corporation
               Commodity Hedge Position 2007 and Beyond
                        As of February 6, 2007


                      ------------------ -----------------------------
                      Fixed and Physical        2- Way Collars
                      ------------------ -----------------------------

--------------------  ------------------ -----------------------------
                                NYMEX
                       Volume    Price     Volume     Floor   Ceiling
Crude Oil              Bbl/day   $/Bbl     Bbl/day    $/Bbl    $/Bbl
--------------------  ------------------ -----------------------------

United States

                      ------------------ -----------------------------
Total Year 2007         27,250   $51.44      18,542   $44.33   $60.40
                      ------------------ -----------------------------

Total Year 2008

Total Year 2009

Total Year 2010

Total Year 2011

Total Year 2012

Algeria

Total Year 2008

Total Year 2009

Total Year 2010

Total Crude Oil, All Locations

                      ------------------ -----------------------------
Total Year 2007         27,250   $51.44      18,542   $44.33   $60.40
                      ------------------ -----------------------------

Total Year 2008

Total Year 2009

Total Year 2010

Total Year 2011

Total Year 2012

Divestiture Hedges (Not included with
 hedges above)

Total Year 2007          2,449   $56.34

Total Year 2008          2,000   $59.60

Total Year 2009          2,000   $59.98


--------------------  ------------------ -----------------------------
                       Volume   NYMEX      Volume     Floor   Ceiling
                                 Price
Natural Gas           MMMBtu/d  $/MMBtu   MMMBtu/d   $/MMBtu  $/MMBtu
--------------------  ------------------ -----------------------------

United States

                      ------------------ -----------------------------
Total Year 2007          265.0    $7.03       386.0    $6.27   $10.73
                      ------------------ -----------------------------

Total Year 2008

Total Year 2009

Divestiture Hedges (Not included with
 hedges above)

                      ------------------
Total Year 2007          199.0    $7.45
                      ------------------

                      ------------------
Total Year 2008          155.0    $8.15
                      ------------------

                      ------------------
Total Year 2009          130.0    $7.84
                      ------------------



                                  ------------------------------------
                                             3- Way Collars
                                  ------------------------------------

--------------------------------- ------------------------------------
                                             Sold   Purchased
                                   Volume    Floor    Floor   Ceiling
Crude Oil                          Bbl/day   $/Bbl    $/Bbl    $/Bbl
--------------------------------- ------------------------------------

United States

                                  ------------------------------------
Total Year 2007                     35,000   $43.57   $58.57   $86.16
                                  ------------------------------------

                                  ------------------------------------
Total Year 2008                     67,000   $43.21   $58.21   $94.75
                                  ------------------------------------

                                  ------------------------------------
Total Year 2009                     28,000   $40.36   $55.36   $87.34
                                  ------------------------------------

                                  ------------------------------------
Total Year 2010                      8,000   $35.00   $50.00   $86.49
                                  ------------------------------------

                                  ------------------------------------
Total Year 2011                      3,000   $35.00   $50.00   $86.00
                                  ------------------------------------

                                  ------------------------------------
Total Year 2012                      1,500   $35.00   $50.00   $92.50
                                  ------------------------------------

Algeria

                                  ------------------------------------
Total Year 2008                     19,000   $33.51   $48.51   $86.73
                                  ------------------------------------

                                  ------------------------------------
Total Year 2009                     20,000   $33.51   $48.51   $86.62
                                  ------------------------------------

                                  ------------------------------------
Total Year 2010                     10,000   $33.53   $48.53   $86.98
                                  ------------------------------------



                                  ------------------------------------
Total Year 2007                     35,000   $43.57   $58.57   $86.16
                                  ------------------------------------

                                  ------------------------------------
Total Year 2008                     86,000   $41.07   $56.07   $92.98
                                  ------------------------------------

                                  ------------------------------------
Total Year 2009                     48,000   $37.51   $52.51   $87.04
                                  ------------------------------------

                                  ------------------------------------
Total Year 2010                     18,000   $34.18   $49.19   $86.76
                                  ------------------------------------

                                  ------------------------------------
Total Year 2011                      3,000   $35.00   $50.00   $86.00
                                  ------------------------------------

                                  ------------------------------------
Total Year 2012                      1,500   $35.00   $50.00   $92.50
                                  ------------------------------------



Total Year 2007

Total Year 2008

Total Year 2009


--------------------------------- ------------------------------------
                                   Volume    Sold   Purchased Ceiling
                                             Floor    Floor
Natural Gas                       MMMBtu/d  $/MMBtu  $/MMBtu  $/MMBtu
--------------------------------- ------------------------------------

United States

                                  ------------------------------------
Total Year 2007                       30.0    $6.00    $9.00   $11.23
                                  ------------------------------------

                                  ------------------------------------
Total Year 2008                      500.0    $5.00    $7.50   $14.26
                                  ------------------------------------

                                  ------------------------------------
Total Year 2009                       50.0    $5.00    $7.50   $12.60
                                  ------------------------------------



Total Year 2007

Total Year 2008

Total Year 2009


Prices are weighted averages of all transactions for each transaction type presented.
Divestiture hedges are transactions that will be assigned to another party upon closing of a previously announced divestiture.





                    Anadarko Petroleum Corporation
         Natural Gas Basis Hedge Position for 2007 and Beyond
                        As of February 6, 2007

----------------------------------------------------------------------

                              ----------------------------------------
                              Daily Volume (MMMBtu's) by Pricing Point
----------------------------------------------------------------------
        Pricing Point             2007         2008          2009
----------------------------------------------------------------------

Gulf Coast                           130.6         110.0            -
Mid Continent                        220.0         210.0            -
Rocky Mountains                      196.1         245.0         20.0
West Texas                            10.0          10.0            -
                              ----------------------------------------
    Total Daily Volume Hedged        556.7         575.0         20.0
                              ========================================



                              ----------------------------------------
                              Average Price Differential to Henry Hub
----------------------------------------------------------------------
        Pricing Point             2007         2008          2009
----------------------------------------------------------------------

Gulf Coast                         ($0.614)      ($0.475)           -
Mid Continent                      ($0.986)      ($0.922)           -
Rocky Mountains                    ($1.469)      ($1.426)     ($1.080)
West Texas                         ($1.196)      ($1.080)           -
                              ----------------------------------------
    Average Price Differential
     Hedged                        ($1.081)      ($1.053)     ($1.080)
                              ========================================





                  Rockies Export Firm Transportation
                        As of February 6, 2007

----------------------------------------------------------------------

                              ----------------------------------------
                              Daily Volume (MMMBtu's) by Pricing Point
----------------------------------------------------------------------
   Delivery/ Pricing Point        2007         2008          2009
----------------------------------------------------------------------
Mid Continent                          471           332            -
West Coast                             103            78            -
                              ----------------------------------------
    Total                              574           410            0
                              ========================================

    CONTACT: Anadarko Petroleum Corporation, Houston
             Media:
             Susan Richardson, 832-636-1537
             susan.richardson@anadarko.com
             or
             Teresa Wong, 832-636-1203
             teresa.wong@anadarko.com
             or
             Investors:
             John Colglazier, 832-636-2306
             john.colglazier@anadarko.com
             or
             Stewart Lawrence, 832-636-3326
             stewart.lawrence@anadarko.com